EXHIBIT 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Curtis B. McWilliams, the Chief Executive Officer of CNL Restaurant Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 12th day of March 2004.




                                           /s/ Curtis B. McWilliams
                                           -----------------------------------
                                           Curtis B. McWilliams
                                           Chief Executive Officer


                                           A  signed  original  of this  written
                                           statement required by Section 906 has
                                           been provided to the Company and will
                                           be   retained   by  the  Company  and
                                           furnished  to  the   Securities   and
                                           Exchange Commission or its staff upon
                                           request.